U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/

                  Pre-Effective Amendment No.
                                               ---
                  Post-Effective Amendment No.  3
                                               ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /x/

                  Amendment No.  4
                                ---


                        (Check appropriate box or boxes)

                        THE GANNETT WELSH & KOTLER FUNDS

               (Exact Name of Registrant as Specified in Charter)

                               222 Berkeley Street
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (617) 236-8900

                             T. Williams Roberts III
                        The Gannett Welsh & Kotler Funds
                               222 Berkeley Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Tina D. Hosking
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on (date) pursuant to paragraph (b) of Rule 485
/ / __ days after filing pursuant to paragraph (a) of Rule 485
/ / on (date) pursuant to paragraph (a) of Rule 485

                        THE GANNETT WELSH & KOTLER FUNDS

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

PART A
------

Item No.  Registration Statement Caption            Caption in Prospectus
--------  ------------------------------            ---------------------

1.        Cover Page                                Cover Page

2.        Synopsis                                  Expense Information

3.        Condensed Financial Information           Financial Highlights;
                                                    Performance Information

4.        General Description of Registrant         Investment Objective,
                                                    Investment Policies and Risk
                                                    Considerations; Operation of
                                                    the Fund

5.        Management of the Fund                    Operation of the Fund

6.        Capital Stock and Other Securities        Cover Page; Operation of the
                                                    Fund; Dividends and
                                                    Distributions; Taxes

7.        Purchase of Securities Being Offered      How to Purchase Shares;
                                                    Shareholder Services;
                                                    Exchange Privilege;
                                                    Distribution Plan;
                                                    Calculation of Share Price;
                                                    Application

8.        Redemption or Repurchase                  How to Redeem Shares;
                                                    Shareholder Services;
                                                    Exchange Privilege

9.        Pending Legal Proceedings                 Inapplicable

PART B
------
                                                    Caption in Statement
                                                    of Additional
Item No.  Registration Statement Caption            Information
--------  ------------------------------            -----------

10.       Cover Page                                Cover Page

11.       Table of Contents                         Table of Contents

                                       (i)

12.       General Information and History           The Trust

13.       Investment Objectives and Policies        Definitions, Policies and
                                                    Risk Considerations; Quality
                                                    Ratings of Corporate Bonds
                                                    and Preferred Stocks;
                                                    Investment Limitations;
                                                    Securities Transactions;
                                                    Portfolio Turnover

14.       Management of the Fund                    Trustees and Officers

15.       Control Persons and Principal Holders     Principal Security Holders
          of Securities


16.       Investment Advisory and Other Services    The Investment Adviser;
                                                    Distribution Plan;
                                                    Custodian; Auditors;
                                                    Countrywide Fund Services,
                                                    Inc.

17.       Brokerage Allocation and Other            Securities Transactions
          Practices

18.       Capital Stock and Other Securities        The Trust

19.       Purchase, Redemption and Pricing of       Calculation of Share
          Securities Being Offered                  Price; Redemption in Kind

20.       Tax Status                                Taxes

21.       Underwriters                              Inapplicable

22.       Calculation of Performance Data           Historical Performance
                                                    Information

23.       Financial Statements                      Annual Report

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      (ii)

                                                                      PROSPECTUS
                                                               November 30, 1998



                        THE GANNETT WELSH & KOTLER FUNDS
                               222 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116
                                 (617) 236-8900

                                GW&K EQUITY FUND
--------------------------------------------------------------------------------

     The GW&K EQUITY FUND (the "Fund"), a separate series of The Gannett Welsh & Kotler Funds, seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

     Gannett Welsh & Kotler, Inc. (the "Adviser"), 222 Berkeley Street, Boston, Massachusetts 02116, manages the Fund's investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1974.


     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 30, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. The Fund's address is 222 Berkeley Street, Boston, Massachusetts 02116 and its telephone number is 888-GWK-FUND (888-495-3863). A copy of the Statement of Additional Information can be obtained at no charge by calling or writing the Fund.


TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Information..........................................................
Financial Highlights.........................................................
Investment Objective, Investment Policies and
  Risk Considerations........................................................
How to Purchase Shares.......................................................
Shareholder Services.........................................................
How to Redeem Shares.........................................................
Exchange Privilege...........................................................
Dividends and Distributions..................................................
Taxes........................................................................
Operation of the Fund........................................................
Distribution Plan............................................................
Calculation of Share Price...................................................
Performance Information......................................................
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE INFORMATION
-------------------

Shareholder Transaction Expenses
--------------------------------


     Sales Load Imposed on Purchases . . . . . . . . . . . . . . .  None
     Sales Load Imposed on Reinvested Dividends. . . . . . . . . .  None
     Redemption Fees . . . . . . . . . . . . . . . . . . . . . . .  None*

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------

     Management Fees After Waivers . . . . . . . . . . .   .84%(A)
     12b-1 Fees. . . . . . . . . . . . . . . . . . . . .   .02%(B)
     Other Expenses. . . . . . . . . . . . . . . . . . .   .39%
                                                          -----
     Total Fund Operating Expenses After Waivers . . . .  1.25%(C)
                                                          =====

(A)  Absent waivers of management fees, such fees would have been 1.00%.
(B) The Fund may incur 12b-1 fees of up to .25% per annum. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been 1.41%.


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                           1 Year              $13
                           3 Years              40
                           5 Years              69
                          10 Years             151

FINANCIAL HIGHLIGHTS
--------------------


The following information, which has been audited by Arthur Andersen LLP, is an integral part of the Fund's audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1998 appear in the Statement of Additional Information of the Fund, which can be obtained at no charge by calling (Nationwide call toll-free 888-GWK-FUND (888-495- 3863)) or by writing to the Fund at the address on the front of this Prospectus.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                 Year Ended     Period Ended
                                               Sept. 30, 1998  Sept. 30, 1997(A)
                                               --------------  --------------

Net asset value at beginning of period .......   $    12.93      $    10.00
                                                 ----------      ----------

Income from investment operations:
  Net investment income ......................         0.03            0.03
  Net realized and unrealized
         gains (losses) on investments .......        (0.80)           2.90
                                                 ----------      ----------
Total from investment operations .............        (0.77)           2.93
                                                 ----------      ----------

Less distributions:
  Dividends from net investment income .......        (0.04)             --
  Distributions in excess of net
    investment income ........................           --              --
  Distribution from net realized gains .......        (1.22)             --
                                                 ----------      ----------
Total distributions ..........................        (1.26)             --
                                                 ----------      ----------

Net asset value at end of period .............   $    10.90      $    12.93
                                                 ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

Total return .................................       (5.99%)         29.30%(D)
                                                 ==========      ==========

Net assets at end of period (000's) ..........   $   47,184      $   37,347
                                                 ==========      ==========

Ratio of net expenses to average net assets(B)        1.25%           1.25%(C)

Ratio of net investment income to
  average net assets .........................        0.27%           0.43%(C)

Portfolio turnover rate ......................          30%             13%(C)
--------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.
(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.41% and 1.51% (C) for the periods ended September 30, 1998 and 1997, respectively.
(C)  Annualized.
(D)  Not Annualized.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
-----------------------------------------------------------------

     The Fund is a series of The Gannett Welsh & Kotler Funds (the "Trust"). The investment objective of the Fund is to seek long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities. Equity securities include common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     The Fund pursues its investment objective by following flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential. Securities will be purchased for the Fund's portfolio if, in the Adviser's opinion, their prices are undervalued or attractively valued. Measures such as price-to-earnings ratios and ratios of market price to book value in comparison with similar measures for companies included in the Standard & Poor's Index of 500 Common Stocks will be used to determine value. The Fund will also seek out companies which have experienced earnings and dividend growth at, or above, market norms. While the Fund intends to invest primarily in companies which are leaders in their respective industries, the Fund may also invest in less well known companies.

     The Adviser intends to assemble a portfolio of securities diversified as to company and industry. The Adviser will consider the desirability of increasing or reducing the Fund's investment in the particular industry to which the issuer of a security belongs in view of the Fund's goal of achieving industry diversification. The Adviser expects that each economic sector within the Standard & Poor's Index of 500 Common Stocks will be represented in the Fund's portfolio.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate.

     The Fund will invest primarily in domestic equity securities, although it may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

     The Fund expects to invest primarily in securities currently paying dividends, although it may buy securities that are not paying dividends but offer prospects for growth of capital or future income. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants). The Fund may invest in preferred stocks and bonds without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"). Lower-rated securities (commonly called "junk bonds"), i.e. securities rated below Baa by Moody's or below BBB by S&P, or the equivalent, will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because lower-rated securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such securities and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated securities may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. The Fund does not currently intend to invest more than 5% of its net assets in lower-rated securities. If subsequent to its purchase by the Fund, the reduction of a security's rating below Baa or BBB causes the Fund to hold more than 5% of its net assets in lower-rated securities, the Adviser will sell a sufficient amount of such lower-rated securities, subject to market conditions and the Adviser's assessment of the most opportune time for sale, in order to lower the percentage of the Fund's net assets invested in such securities to 5% or less.

     When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper rated A-3 or better by S&P or Prime-3 or better by Moody's, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. The Fund may invest up to 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

     If, in addition to believing that substantial price risks exist for common stocks and securities convertible into common stocks, the Adviser believes that market indicators point to lower interest rates, the Fund may, in seeking to achieve its investment objective, invest up to 35% of its net assets in U.S. Government obligations of any maturity. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage

Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e. all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     The Fund may also engage in the following investment techniques, each of which may involve certain risks:

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

     LENDING PORTFOLIO SECURITIES. The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to the Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The Fund may pay reasonable fees in connection with arranging such loans.

     BORROWING AND PLEDGING. The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings to 5% of its total assets only for emergency or extraordinary purposes and not for leverage.

     PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of the Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in the

Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Fund ordinarily must be at least $2,000 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

     You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "GW&K Equity Fund." An account application is included in this Prospectus.


     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Transfer Agent reserve the rights to limit the amount of investments and to refuse to sell to any person.


     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.


     You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-GWK-FUND (888-495-3863)) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days prior notice to shareholders.


     You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "GW&K Equity Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 222 Berkeley Street, Boston, Massachusetts 02116. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement.

SHAREHOLDER SERVICES
--------------------

     Contact  the  Transfer  Agent   (Nationwide  call  toll-free   888-GWK-FUND
(888-495-3863)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------


     You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed.

     You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     Redemption requests may direct that proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

     Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.


     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------

     Shares of the Fund may be exchanged for shares of the other series of the Trust, the GW&K Government Securities Fund, at net asset value. Shares of the Fund may also be exchanged at net asset value for shares of the Short Term Government Income Fund (a series of Countrywide Investment Trust), which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital. Shares of the Short Term Government Income Fund acquired via exchange may be re-exchanged for shares of the Fund at net asset value.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example, during times of unusual market activity), consider requesting your exchange by mail or by visiting the Trust's offices at 222 Berkeley Street, Boston, Massachusetts 02116. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----


     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.


     On December 10, 1996, prior to the offering of its shares to the public, the Fund exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed Fund shares received pro rata to its partners. Following this exchange transaction (the "Exchange"), partners of the Partnership constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by Harold G. Kotler and Edward B. White. The Exchange was intended to qualify as a tax-free reorganization, with no gain or loss recognized by the Partnership or its partners. The Exchange may result in adverse tax consequences to future shareholders of the Fund. As a result of this Exchange, the Fund acquired securities that had appreciated in value from the date they were originally acquired by the Partnership. If these appreciated securities are subsequently sold by the Fund after the Exchange, the amount of the gain will be taxable to future shareholders as well as to shareholders who received Fund shares in the Exchange. The effect of this for future shareholders would be to immediately tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on shareholders who received Fund shares in the Exchange would be to reduce their potential liability for tax on capital gains by spreading such liability over a larger asset base.

     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
---------------------

     The Fund is a diversified series of The Gannett Welsh & Kotler Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 30, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Gannett Welsh & Kotler, Inc. (the "Adviser"), 222 Berkeley Street, Boston, Massachusetts 02116, to manage the Fund's investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1974. The controlling shareholders of the Adviser are Harold G. Kotler and Benjamin H. Gannett. The Fund pays the Adviser a fee, payable monthly, at the annual rate of 1.00% of the average value of its daily net assets.

     Edward B. White, a Principal and Senior Vice President of the Adviser, is primarily responsible for managing the Fund's portfolio. Mr. White has been employed by the Adviser since 1989.

     In addition to the advisory fee, the Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's Transfer Agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

     The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, the Transfer Agent has been retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Fund pays the Transfer Agent a fee, payable monthly, for these administrative services at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------

     On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.


     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
-----------------------

     From time to time, the Fund may advertise its "average annual total return." Average annual total return figures are based on historical earnings and are not intended to indicate future performance.

     The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in an advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, average of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the NASDAQ Composite Index and the Russell 2000 Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 888-GWK-FUND (888-495-3863)) or by writing to the Fund at the address on the front of this Prospectus.

PRIOR PERFORMANCE OF GW&K EQUITY FUND, L.P. The investment performance illustrated below combines the performance of the GW&K Equity Fund, since its commencement of operations on December 10, 1996, and the performance of the GW&K Equity Fund, L.P. (the "Partnership") for periods prior to December 10, 1996. The Partnership was managed by the Adviser with investment objectives, policies and strategies substantially similar to those employed by the Adviser in managing the Fund. It should be noted that the Partnership was not registered under the Investment Company Act of 1940; if the Partnership had been so registered, performance may have been adversely affected.

     While the Adviser employs for the Fund investment objectives and strategies that are substantially similar to those that were employed by the Adviser in managing the Partnership, the Adviser, in managing the Fund, may be subject to certain restrictions on its investment activities to which, as investment adviser to the Partnership, it was not previously subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Operating expenses are incurred by the Fund which were not incurred by the Partnership.

     With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the Fund, and should not be relied upon by investors as an indication of future performance of the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred.

PERIODIC RATES OF RETURN


                                     GW&K               S&P             Russell
                                    Equity              500              2000
Period                               Fund              Index             Index
------                               ----              -----             -----

August 1 -
December 31, 1991                    10.86%*            9.09%*           10.47%*

Year Ended
December 31, 1992                     6.19%             7.61%            18.40%

Year Ended
December 31, 1993                    18.34%            10.12%            18.90%

Year Ended
December 31, 1994                    -4.07%             1.31%            -3.20%

Year Ended
December 31, 1995                    40.21%            37.50%            26.20%

Year Ended
December 31, 1996                    15.97%            22.96%            16.55%

Year Ended
December 31, 1997                    25.52%            33.36%            22.24%

January 1 -
September 30, 1998                   -3.54%*            6.00%*           -6.05%*

August 1, 1991
through September 30, 1998
--------------------------
Annualized Return                    14.45%            17.25%            12.65%
Cumulative Return                   163.08%           212.89%           134.78%

* Not Annualized

     The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index.

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
617-236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)


     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                             [Logo]  The
                                     Gannett
                                     Welsh &
                                     Kotler
                                     Funds


                                GW&K Equity Fund

                                   Prospectus

                                  No-Load Fund

ACCOUNT APPLICATION
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
                                              ACCOUNT NO.  G2__________________
                                                            (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:____________________________
                                         Home Office Address:__________________
                                         Branch Address:_______________________
                                         Rep Name & No.:_______________________
                                         Rep Signature:________________________

===============================================================================

Initial Investment of $____________________________ ($2,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                     (Fund Account Number)

ACCOUNT NAME                                          S.S. #/TAX I.D.#

_________________________________________________     ________________________
Name of Individual, Corporation,                 (In case of custodial account
Organization, or Minor, etc.                        please list minor's S.S.#)


_________________________________________________  Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                         o  Other______

ADDRESS                                            PHONE

_________________________________________________ (   )_______________________
  Street or P.O. Box                               Business Phone

_________________________________________________ (   )_______________________
  City              State       Zip                Home Phone

Check Appropriate Box:          o Individual
                                o Joint Tenant (right of survivorship presumed)
                                o Partnership
                                o Corporation
                                o Trust
                                o Custodial
                                o Non-Profit
                                o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
==============================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option   -- Income distributions and capital gains distributions
                     automatically reinvested in additional shares.
o  Income Option  -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o  Cash Option    -- Income distributions and capital gains distributions paid in cash.
                     o  By Check      o  By ACH to my bank checking or savings
                                         account.
                     PLEASE ATTACH A VOIDED CHECK.
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Trust for credit to the investor's account and to surrender for redemption shares held in the investor's account for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Trust, Gannett Welsh & Kotler, Inc., Countrywide Fund Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


____________________________________   _______________________________________
Signature of Individual Owner,          Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

____________________________________   _______________________________________
Title of Corporate Officer,                            Date
Trustee, etc.

NOTE:CORPORATIONS, BUSINESS TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE
THE RESOLUTION FORM ON THE REVERSE SIDE. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of The Gannett Welsh & Kotler Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _____ per month in the       ABA Routing Number_______________
GW&K Equity Fund

                                             FI Account Number________________

                                      o  Checking Account   o  Savings Account
_____________________________________
Name of Financial Institution (FI)      Please make my automatic investment on:

                                        o  the last business day of each month
_____________________________________   o  the 15th day of each month
  City         State                    o  both the 15th and last business day


X____________________________________   X_____________________________________
(Signature of Depositor EXACTLY as it     (Signature of Joint Tenant - if any)
appears on FI Records)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("Countrywide") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by Countrywide, Countrywide hereby agrees:

   Countrywide will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. Countrywide will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. Countrywide will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
==============================================================================

AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of:_____________.

Please Indicate Withdrawal Schedule (Check One):

o  MONTHLY -- Withdrawals will be made on the last business day of each month.
o  QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  ANNUALLY -- Please make withdrawals on the last business day of the month of:___________.

Please Select Payment Method (Check One):

o EXCHANGE: Please exchange the withdrawal proceeds into another account number:
            ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED        ________________________________________________
CHECK FOR ACH OR BANK WIRE     Bank Name                        Bank Address

                              ________________________________________________
                              Bank ABA#      Account #          Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
              Street address          City                State          Zip

==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of The Gannett Welsh & Kotler Funds (the Trust) and that

______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the


______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                   (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ______ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

             NAME                                     TITLE

_________________________________________   __________________________________

_________________________________________   __________________________________

_________________________________________   __________________________________


Witness my hand and seal of the corporation or organization this___________________day of____________________, 19_______


__________________________________________  __________________________________
     *Secretary-Clerk                            Other Authorized Officer
                                                       (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                                                                      PROSPECTUS
                                                               November 30, 1998


                        THE GANNETT WELSH & KOTLER FUNDS
                               222 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116
                                 (617) 236-8900

                         GW&K GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

     The GW&K GOVERNMENT SECURITIES FUND (the "Fund"), a separate series of The Gannett Welsh & Kotler Funds, seeks total return, through both income and capital appreciation. The Fund will invest primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

     Gannett Welsh & Kotler, Inc. (the "Adviser"), 222 Berkeley Street, Boston, Massachusetts 02116, manages the Fund's investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1974.


     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 30, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. The Fund's address is 222 Berkeley Street, Boston, Massachusetts 02116 and its telephone number is 888-GWK-FUND (888-495-3863). A copy of the Statement of Additional Information can be obtained at no charge by calling or writing the Fund.


TABLE OF CONTENTS
--------------------------------------------------------------------------------
Expense Information..........................................................
Financial Highlights.........................................................
Investment Objective, Investment Policies and
  Risk Considerations........................................................
How to Purchase Shares.......................................................
Shareholder Services.........................................................
How to Redeem Shares.........................................................
Exchange Privilege...........................................................
Dividends and Distributions..................................................
Taxes........................................................................
Operation of the Fund........................................................
Distribution Plan............................................................
Calculation of Share Price...................................................
Performance Information......................................................
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE INFORMATION
-------------------

Shareholder Transaction Expenses
--------------------------------


     Sales Load Imposed on Purchases . . . . . . . . . . . . . . .  None
     Sales Load Imposed on Reinvested Dividends. . . . . . . . . .  None
     Redemption Fees . . . . . . . . . . . . . . . . . . . . . . .  None*

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------

     Management Fees After Waivers . . . . . . . . . . .   .39%(A)
     12b-1 Fees. . . . . . . . . . . . . . . . . . . . .   .03%(B)
     Other Expenses. . . . . . . . . . . . . . . . . . .   .58%
                                                          -----
     Total Fund Operating Expenses After Waivers . . . .  1.00%(C)
                                                          =====

(A)  Absent waivers of management fees, such fees would have been .75%.
(B) The Fund may incur 12b-1 fees of up to .25% per annum. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been 1.36%.


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                           1 Year           $10
                           3 Years           32
                           5 Years           55
                          10 Years          122

FINANCIAL HIGHLIGHTS
--------------------


The following information, which has been audited by Arthur Andersen LLP, is an integral part of the Fund's audited financial statements and should be read in conjunction with the financial statements. The financial statements as of September 30, 1998 appear in the Statement of Additional Information of the Fund, which can be obtained at no charge by calling (Nationwide call toll-free 888-GWK-FUND (888-495-3863)) or by writing to the Fund at the address on the front of this Prospectus.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                 Year Ended      Period Ended
                                               Sept. 30, 1998  Sept. 30, 1997(A)
                                               --------------  --------------

Net asset value at beginning of period .......   $    10.23      $    10.00
                                                 ----------      ----------

Income from investment operations:
  Net investment income ......................         0.56            0.50
  Net realized and unrealized
         gains (losses) on investments .......        (0.05)           0.23
                                                 ----------      ----------
Total from investment operations .............         0.51            0.73
                                                 ----------      ----------
Less distributions:
  Dividends from net investment income .......        (0.56)          (0.50)
  Distributions in excess of net
    investment income ........................        (0.04)             --
  Distribution from net realized gains .......        (0.02)             --
                                                 ----------      ----------
Total distributions ..........................        (0.62)          (0.50)
                                                 ----------      ----------

Net asset value at end of period .............   $    10.12      $    10.23
                                                 ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

Total return .................................        5.07%           7.50%(D)
                                                 ==========      ==========

Net assets at end of period (000's) ..........   $   35,312      $   24,855
                                                 ==========      ==========

Ratio of net expenses to average net assets(B)        1.00%           0.97%(C)

Ratio of net investment income to ............        5.40%           6.19%(C)
  average net assets

Portfolio turnover rate ......................          37%             44%(C)
--------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(B) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.36% and 1.47%(C) for the periods ended September 30, 1998 and 1997, respectively.

(C)  Annualized.

(D)  Not Annualized.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
-----------------------------------------------------------------

     The Fund is a series of The Gannett Welsh & Kotler Funds (the "Trust"). The investment objective of the Fund is to seek total return, through both income and capital appreciation. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Under normal market conditions, at least 65% of the Fund's total assets will be invested in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the issuing agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

     The Fund may invest up to 35% of its total assets in preferred stocks and debt securities which are not U.S. government obligations (including corporate debt securities, bank debt instruments, mortgage-backed and asset-backed securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks) without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P").

     Lower-rated debt securities (commonly called "junk bonds"), i.e. securities rated below Baa by Moody's or below BBB by S&P, or the equivalent, may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds. Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category. When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect the Fund's ability to dispose of portfolio securities at a desirable price. In addition, if the Fund experiences unexpected net redemptions, it could be forced to sell all or a portion of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Also, prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated bonds.

     The Fund does not currently intend to invest more than 35% of its net assets in lower-rated debt securities. If subsequent to its purchase by the Fund, the reduction of a security's rating below Baa or BBB causes the Fund to hold more than 35% of its net assets in lower-rated securities, the Adviser will sell a sufficient amount of such lower-rated securities, subject to market conditions and the Adviser's assessment of the most opportune time for sale, in order to lower the percentage of the Fund's net assets invested in such securities to 35% or less.

     There is no limit on the maturity of the securities in which the Fund may invest. The average maturity of the Fund may be as high as 20 years or may be shorter depending on the Adviser's assessment of the current and future interest rate environment. Securities with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, to the extent the Fund is significantly invested in securities with longer maturities, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

     Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., the securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

     For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market investment companies, commercial paper rated A-3 or better by S&P or Prime-3 or better by Moody's, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and U.S. dollar-denominated instruments issued by domestic or foreign branches of U.S. banks and U.S. branches of foreign banks. The Fund may invest up to 10% of its total assets in shares of money market investment companies. Investments by the Fund in shares of money market investment companies may result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government

National Mortgage  Association  (GNMA),  Federal National  Mortgage  Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs" -- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

     The Fund may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not developed for certain stripped mortgage-backed securities. The Fund will not invest more than 15% of its net assets in stripped mortgage-backed securities and CMOs for which there is no established market and other illiquid securities. The Fund may invest more than 15% of its net assets in stripped mortgage-backed securities and CMOs deemed to be liquid if the Adviser determines, under the direction of the Board of Trustees, that the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. In addition, pursuant to the position of the staff of the Securities and Exchange Commission, the Fund will not invest more than 5% of its total assets in any CMO which is an investment company under the Investment Company Act of 1940 and will not invest more than 10% of its total assets in all such CMOs and securities of other investment companies.

     The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates, CMOs and stripped mortgage-backed securities may be affected by the rate of early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

     The Fund's investments in mortgage-backed securities may be extremely sensitive to changes in interest rates because they subject the Fund to extension risk, i.e., the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a mortgage-backed security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term debt securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term debt securities. During times of rapidly rising interest rates, the Fund may have a portfolio of securities with a much higher average life than was anticipated at the time such securities were purchased. Thus, an increase in interest rates would not only likely decrease the value of the Fund's mortgage-backed securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt securities into long-term debt securities.

     Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future, provided that this Prospectus is revised before the Fund does so. The Fund will not invest more than 15% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

     Mortgage-backed securities, when they are issued, have stated maturities of up to forty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of forty-year mortgages may have an average life of as short as two years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments. The Fund will assume an average life based on the prepayment characteristics of the underlying mortgages or other assets.

     BANK DEBT INSTRUMENTS. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. Certificates of deposit are receipts from a bank for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund will not invest more than 15% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

     The Fund will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 15% of its net assets in foreign securities which, in the opinion of the Adviser, are not readily marketable and other illiquid securities.

     REAL ESTATE SECURITIES. The Fund will not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of REITs it may acquire, the Fund does not presently intend to invest more than 5% of its net assets in REITs.

     The Fund may also engage in the following investment techniques, each of which may involve certain risks:


     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash or liquid securities in an amount at least equal to these commitments.


     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. The Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal

Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

     LENDING PORTFOLIO SECURITIES. The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to the Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. The Fund may pay reasonable fees in connection with arranging such loans.

     BORROWING AND PLEDGING. The Fund may borrow money from banks provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings to 5% of its total assets only for emergency or extraordinary purposes and not for leverage.


     PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Fund cannot be accurately predicted, it is not expected to exceed 100%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of the Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").


HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Fund ordinarily must be at least $2,000 ($1,000 for tax-deferred retirement plans). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

     You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "GW&K Government Securities Fund". An account application is included in this Prospectus.


     The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Transfer Agent reserve the rights to limit the amount of investments and to refuse to sell to any person.


     Investors should be aware that the Fund's account application contains provisions in favor of the Trust, The Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.


     You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-GWK-FUND (888-495-3863)) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days prior notice to shareholders.


     You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "GW&K Government Securities Fund". Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 222 Berkeley Street, Boston, Massachusetts 02116. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement.

SHAREHOLDER SERVICES
--------------------

     Contact  the  Transfer  Agent   (Nationwide  call  toll-free   888-GWK-FUND
(888-495-3863)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     Direct Deposit Plans
     --------------------

     Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
--------------------


     You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed.


     You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


     Redemption requests may direct that proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

     Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire. At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.


     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------

     Shares of the Fund may be exchanged for shares of the other series of the Trust, the GW&K Equity Fund, at net asset value. Shares of the Fund may also be exchanged at net asset value for shares of the Short Term Government Income Fund (a series of Countrywide Investment Trust), which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital. Shares of the Short Term Government Income Fund acquired via exchange may be re-exchanged for shares of the Fund at net asset value.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example, during times of unusual market activity), consider requesting your exchange by mail or by visiting the Trust's offices at 222 Berkeley Street, Boston, Massachusetts 02116. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     All of the net investment income of the Fund is expected to be declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----


     The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income. Since the investment income of the Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

     Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.


     The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

OPERATION OF THE FUND
---------------------

     The Fund is a diversified series of The Gannett Welsh & Kotler Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 30, 1996. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Gannett Welsh & Kotler, Inc. (the "Adviser"), 222 Berkeley Street, Boston, Massachusetts 02116, to manage the Fund's investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1974. The controlling shareholders of the Adviser are Harold G. Kotler and Benjamin H. Gannett. The Fund pays the Adviser a fee at the annual rate of .75% of the average value of its daily net assets.

     Jeanne M. Skettino, a Principal and Senior Vice President of the Adviser, is primarily responsible for managing the portfolio of the Fund. Ms. Skettino has been employed by the Adviser since 1992.

     In addition to the advisory fee, the Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator, and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

     The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

     The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

     In addition, the Transfer Agent has been retained to provide administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Fund pays the Transfer Agent a fee, payable monthly, for these administrative services at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from

$100,000,000 to $200,000,000  and .05% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $1,000 per month.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

     Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

     The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------

     On each day that the Trust is open for business, the share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------

     From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

     The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in an advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the net asset value per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

     From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 888-GWK-FUND (888-495-3863)) or by writing to the Fund at the address on the front of this Prospectus.

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
617-236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Service
-------------------
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)


     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                             [Logo]  The
                                     Gannett
                                     Welsh &
                                     Kotler
                                     Funds


                         GW&K Government Securities Fund

                                   Prospectus

                                  No-Load Fund

ACCOUNT APPLICATION
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

THE GANNETT WELSH & KOTLER FUNDS
GW&K GOVERNMENT SECURITIES FUND
                                              ACCOUNT NO.  G1__________________
                                                            (For Fund Use Only)

                                         FOR BROKER/DEALER USE ONLY
                                         Firm Name:____________________________
                                         Home Office Address:__________________
                                         Branch Address:_______________________
                                         Rep Name & No.:_______________________
                                         Rep Signature:________________________

===============================================================================

Initial Investment of $____________________________ ($2,000 minimum)

o  Check or draft enclosed payable to the Fund.

o  Bank Wire From:  __________________________________________________________

o  Exchange From:   __________________________________________________________
                     (Fund Name)                     (Fund Account Number)

ACCOUNT NAME                                          S.S. #/TAX I.D.#

_________________________________________________     ________________________
Name of Individual, Corporation,                 (In case of custodial account
Organization, or Minor, etc.                        please list minor's S.S.#)


_________________________________________________  Citizenship:  o  U.S.
Name of Joint Tenant, Partner, Custodian                         o  Other______

ADDRESS                                            PHONE

_________________________________________________ (   )_______________________
  Street or P.O. Box                               Business Phone

_________________________________________________ (   )_______________________
  City              State       Zip                Home Phone

Check Appropriate Box:          o Individual
                                o Joint Tenant (right of survivorship presumed)
                                o Partnership
                                o Corporation
                                o Trust
                                o Custodial
                                o Non-Profit
                                o Other

Occupation and Employer Name/Address__________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No

==============================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends;
  or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
==============================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
o  Share Option   -- Income distributions and capital gains distributions
                     automatically reinvested in additional shares.
o  Income Option  -- Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
o  Cash Option    -- Income distributions and capital gains distributions paid in cash.
                     o  By Check      o  By ACH to my bank checking or savings
                                         account.
                     PLEASE ATTACH A VOIDED CHECK.
==============================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Trust for credit to the investor's account and to surrender for redemption shares held in the investor's account for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Trust, Gannett Welsh & Kotler, Inc., Countrywide Fund Services, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


____________________________________   _______________________________________
Signature of Individual Owner,          Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.

____________________________________   _______________________________________
Title of Corporate Officer,                            Date
Trustee, etc.

NOTE:CORPORATIONS, BUSINESS TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE
THE RESOLUTION FORM ON THE REVERSE SIDE. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

AUTOMATIC INVESTMENT PLAN (COMPLETE FOR INVESTMENTS INTO THE FUND)
The Automatic Investment Plan is available for all established accounts of The Gannett Welsh & Kotler Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $100.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $100.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _____ per month in the       ABA Routing Number_______________
GW&K Government Securities Fund

                                             FI Account Number________________

                                      o  Checking Account   o  Savings Account
_____________________________________
Name of Financial Institution (FI)      Please make my automatic investment on:

                                        o  the last business day of each month
_____________________________________   o  the 15th day of each month
  City         State                    o  both the 15th and last business day


X____________________________________   X_____________________________________
(Signature of Depositor EXACTLY as it     (Signature of Joint Tenant - if any)
appears on FI Records)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

INDEMNIFICATION TO DEPOSITOR'S BANK
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("Countrywide") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by Countrywide, Countrywide hereby agrees:

   Countrywide will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. Countrywide will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. Countrywide will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
==============================================================================

AUTOMATIC WITHDRAWAL PLAN (COMPLETE FOR WITHDRAWALS FROM THE FUND)
This is an authorization for you to withdraw $_________ from my mutual fund account beginning the last business day of the month of:_____________.

Please Indicate Withdrawal Schedule (Check One):

o  MONTHLY -- Withdrawals will be made on the last business day of each month.
o  QUARTERLY -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  ANNUALLY -- Please make withdrawals on the last business day of the month of:___________.

Please Select Payment Method (Check One):

o EXCHANGE: Please exchange the withdrawal proceeds into another account number:
            ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o CHECK: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH TRANSFER: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o BANK WIRE: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

PLEASE ATTACH A VOIDED        ________________________________________________
CHECK FOR ACH OR BANK WIRE     Bank Name                        Bank Address

                              ________________________________________________
                              Bank ABA#      Account #          Account Name

o SEND TO SPECIAL PAYEE (OTHER THAN APPLICANT): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_________________________________________________________________

Please send to:_______________________________________________________________
              Street address          City                State          Zip

==============================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of The Gannett Welsh & Kotler Funds (the Trust) and that

______________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                   CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the


______________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of______________________________________
                                                   (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ______ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

             NAME                                     TITLE

_________________________________________   __________________________________

_________________________________________   __________________________________

_________________________________________   __________________________________


Witness my hand and seal of the corporation or organization this___________________day of____________________, 19_______


__________________________________________  __________________________________
     *Secretary-Clerk                            Other Authorized Officer
                                                       (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                        THE GANNETT WELSH & KOTLER FUNDS
                        --------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                November 30, 1998


                                GW&K Equity Fund
                         GW&K Government Securities Fund



     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of The Gannett Welsh & Kotler Funds dated November 30, 1998. A copy of a Fund's Prospectus can be obtained by writing the Trust at 222 Berkeley Street, Boston, Massachusetts 02116, or by calling the Trust nationwide toll-free 888-GWK-FUND (888-495-3863).

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        The Gannett Welsh & Kotler Funds
                               222 Berkeley Street
                           Boston, Massachusetts 02116

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS. . . . . . . . . . . . . . . .   4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS. . . . . . . . . . .  13

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

THE INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

DISTRIBUTION PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECURITIES TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  23

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

CALCULATION OF SHARE PRICE . . . . . . . . . . . . . . . . . . . . . . . . .  25

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

HISTORICAL PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . .  27

PRINCIPAL SECURITY HOLDERS . . . . . . . . . . . . . . . . . . . . . . . . .  29

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

COUNTRYWIDE FUND SERVICES, INC.. . . . . . . . . . . . . . . . . . . . . . .  30

ANNUAL REPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

THE TRUST
---------

     The Gannett Welsh & Kotler Funds (the "Trust") was organized as a Massachusetts business trust on April 30, 1996. The Trust currently offers two series of shares to investors: the GW&K Equity Fund and the GW&K Government Securities Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred. In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

     On December 10, 1996, prior to the offering of its shares to the public, the GW&K Equity Fund exchanged its shares for portfolio securities of GW&K Equity Fund, L.P., a Delaware limited partnership (the "Partnership"), after which the Partnership dissolved and distributed the Fund shares received pro rata to its partners, along with cash received from the sale of portfolio securities.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectuses (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually maturing in from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and, recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and, the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments of the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will. The coupon rates of mortgage-backed securities are lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. When prevailing interest rates increase, the value of the mortgage-backed securities may decrease, as do other non-redeemable debt securities. However, when interest rates decline, the value of mortgage-backed securities may not rise on a comparable basis with other non-redeemable debt securities.

     Mortgage-backed securities include certificates issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of FNMA only. They are not backed by the full faith and credit of the U.S. Treasury but the U.S. Treasury may extend credit to FNMA through discretionary purchases of its securities. The average life of the mortgages backing newly issued FNMA Certificates is approximately 10 years. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government whose stock is owned by the Federal Home Loan Banks. Certificates issued by FHLMC represent interests in mortgages from its portfolio. FHLMC guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and FHLMC does not have authority to borrow from the U.S. Treasury. The average life of the mortgages backing newly issued FHLMC Certificates is approximately 10 years. The Government National Mortgage Association ("GNMA") Certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The guarantee of payments under GNMA Certificates is backed by the full faith and credit of the United States. The average life of the mortgages backing newly issued GNMA Certificates is approximately 12 years.

     The GW&K Government Securities Fund may also purchase mortgage-backed securities issued by financial institutions, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. The most common structure of a CMO contains four classes of securities; the first three pay interest at their stated rates beginning with the issue date, the final one is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage banks, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets the GW&K Government Securities Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund's quality standards. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid. The Adviser will, consistent with the Fund's investment objective, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     The GW&K Government Securities Fund may also purchase other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile ReceivablesSM ("CARS"SM) and Credit Card Receivable Securities. CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are automobile contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts and the non-occurrence of specified events. The Internal Revenue Code of 1986, which phased out the deduction for consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on the weighted average life and yield. Credit card holders are entitled to the protection of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.


     WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The GW&K Government Securities Fund may purchase debt obligations on a "when-issued" or "to-be-announced" basis. The Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.


     When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     FOREIGN SECURITIES. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The GW&K Equity Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     The limitations applicable to each Fund are:

     1. BORROWING MONEY. The Fund will not borrow money, except from a bank, provided that immediately after any such borrowing there is asset coverage of 300% for all borrowings of the Fund.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings. Deposit of payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. SHORT SALES. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

     5. COMMODITIES. The Fund will not purchase or sell commodities or commodity contracts including futures, except that the Fund may purchase or sell put or call options, financial futures contracts and related options.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     7. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, including real estate limited partnership interests, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate, (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities or (c) readily marketable interests in real estate investment trusts.

     8. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

     9. INDUSTRY CONCENTRATION. The Fund will not invest more than 25% of its total assets in any particular industry.

     10. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     The Trust does not intend to pledge, mortgage or hypothecate the assets of either Fund. The Trust does not intend to make short sales of securities
"against the box" as described in investment limitation 4 (above). The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

     1. ILLIQUID INVESTMENTS. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities.

     2. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control or management.

     3. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     4. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.


                                                                  Compensation
Name                            Age     Position Held             From the Trust
----                            ---     -------------             --------------
*Harold G. Kotler               54      President/Trustee         $       0
*Benjamin H. Gannett            56      Treasurer/Trustee                 0
 Arlene Zoe Aponte-Gonzalez     42      Trustee                         4,000
 Morton S. Grossman             75      Trustee                         3,500
 Timothy P. Neher               51      Trustee                         4,000
+Josiah A. Spaulding, Jr.       47      Trustee                         4,500
+Allan Tofias                   68      Trustee                         4,000
 Irwin M. Heller                52      Secretary                         0


* Messrs. Kotler and Gannett, as principals of Gannett Welsh & Kotler, Inc., the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:


     HAROLD G. KOTLER, 222 Berkeley Street, Boston, Massachusetts, is President and a principal of the Adviser. He previously was a Principal and the President of GSD, Inc., the General Partner of the GW&K Equity Fund, L.P. (a limited partnership investing in equity securities and the predecessor entity to the GW&K Equity Fund). He is also a director of ICON Consulting (a software consulting company).


     BENJAMIN H. GANNETT, 222 Berkeley Street, Boston, Massachusetts, is Executive Vice President and Treasurer of the Adviser. He previously was a Principal of GSD, Inc.

     ARLENE ZOE APONTE-GONZALEZ, 100 Technology Center Drive, Stoughton, Massachusetts is an Associate Director of Reebok International Ltd. (a
sportswear company). She previously was a Director of The Boston Plan for Excellence.

     MORTON S. GROSSMAN, P.O. Box 110, Quincy, Massachusetts, is Chairman of the Board of The Grossman Companies, Inc. (a real estate management company).

     TIMOTHY P. NEHER, Pilot House, Lewis Wharf, Boston, Massachusetts, is Vice-Chairman of Continental Cablevision, Inc. (a telecommunications company) and a Director of The Golf Channel, Inc. (a golf broadcasting company). He previously was a Director of Turner Broadcasting, Inc.

     JOSIAH A. SPAULDING, JR., 270 Tremont Street, Boston, Massachusetts, is the President and Chief Executive Officer of The Wang Center for the Performing Arts (an entertainment company).

     ALLAN TOFIAS, 205 Broadway, Cambridge, Massachusetts, is Chairman of the Board of Tofias Fleishman Shapiro & Co. P.C. (an accounting and business consulting firm).

     IRWIN M. HELLER, 177 Hampshire Road, Wellesley, Massachusetts, is a Partner of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, PC (a law firm).


     Each non-interested Trustee receives an annual retainer of $2,000 and a $500 fee for each Board meeting attended and is reimbursed for travel and other expenses incurred in the performance of his or her duties.


THE INVESTMENT ADVISER
----------------------


     Gannett Welsh & Kotler, Inc. (the "Adviser") is the Trust's investment manager. Messrs. Kotler and Gannett, as principals of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. The GW&K Equity Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The GW&K Government Securities Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets. For the fiscal periods ended September 30, 1998 and 1997, the GW&K Equity Fund paid advisory fees of $384,880 (net of voluntary fee waivers of $75,000) and $160,252 (net of voluntary fee waivers of $58,128), respectively. For the fiscal periods ended September 30, 1998 and 1997, the GW&K Government Securities Fund paid advisory fees of $112,824 (net of voluntary fee waivers of $104,000) and $39,071 (net of voluntary fee waivers of $80,153), respectively.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.


     By its terms, the Trust's investment advisory agreement will remain in force until December 3, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.


     The names "Gannett Welsh & Kotler" and "GW&K" are property rights of the Adviser. The Adviser may use the names "Gannett Welsh & Kotler" and "GW&K" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the names "Gannett Welsh & Kotler" or "GW&K" if the Adviser ceases to be employed as the Trust's investment manager.

DISTRIBUTION PLAN
-----------------


     As stated in each Fund's Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year. For the fiscal year ended September 30, 1998, the GW&K Equity Fund incurred distribution expenses of $9,345 and the GW&K Government Securities Fund incurred distribution expenses of $8,127, which were incurred for the preparation of prospectuses and reports for prospective shareholders.


     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     As principals of the Adviser, Messrs. Gannett and Kotler may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal periods ended September 30, 1998 and 1997, the GW&K Equity Fund paid brokerage commissions of $54,920 and $32,918, respectively.


     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the GW&K Government Securities Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the

Funds and to accounts over which it exercises investment discretion. During the fiscal year ended September 30, 1998, the amount of brokerage transactions and related commissions for the GW&K Equity Fund directed to brokers due to research services provided were $1,470,450 and $1,128, respectively.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.


CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all access persons of the Adviser. The Code requires that all access persons of the Adviser preclear any personal securities (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no access person may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the access person is being considered for purchase or sale, by either Fund. The substantive restrictions applicable to access persons of the Adviser also include a ban on acquiring any securities in an initial public offering and trading "blackout periods" which prohibit trading by access persons of the Adviser within periods of trading by either Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal periods ended September 30, 1998 and 1997, the annualized portfolio turnover rate was 30% and 13%, respectively, for the GW&K Equity Fund and 37% and 44%, respectively, for the GW&K Government Securities Fund.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     Each  Fund's   Prospectus   describes   generally   the  tax  treatment  of
distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 1998, the GW&K Equity Fund and the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $111,490 and $296,060, respectively, none of which expire prior to September 30, 2006.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholdings or demonstrates an exemption from withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and, with respect to the GW&K Equity Fund, will include the performance of the Partnership prior to December 10, 1996. With respect to the GW&K Equity Fund, it should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the GW&K Government Securities Fund for the one year period ended September 30, 1998 and the period since inception (December 16, 1996) until September 30, 1998 are 5.07% and 7.04%, respectively. The average annual total returns of the GW&K Equity Fund for the periods ended September 30, 1998 are as follows:

                  1 Year                               -5.99%
                  5 Years                              14.20%
                  Since Inception (August 1, 1991)     14.45%


     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each of the Funds may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the GW&K Equity Fund and the GW&K Government Securities Fund for September, 1998 were .50% and 5.13%, respectively.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:


     Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The GW&K Equity Fund may provide comparative performance information appearing in the Growth and Income Funds category and the GW&K Government Securities Fund may provide comparative performance information appearing in the General U.S. Government Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index and the Russell 2000 Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Russell 2000 Average, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index.


     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of November 6, 1998, Wang Center for the Performing Arts, TTEE Designate Endowment, c/o Mr. Joseph A. Spaulding, Jr., 270 Tremont Street, Boston, Massachusetts 02116, owned of record 6.5% of the outstanding shares of the GW&K Government Securities Fund.

     As of the same date, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund.

CUSTODIAN
---------

     Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, has been retained to act as Custodian for the Funds' investments. Investors Bank and Trust acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending September 30, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.


COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account from the GW&K Equity Fund and $21 per account from the GW&K Government Securities Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     The Transfer Agent also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, each Fund pays the Transfer Agent a fee in accordance with the following schedule:

     Average Monthly Net Assets              Monthly Fee
     --------------------------              -----------

          0 - $ 50,000,000                     $2,000
         50 -  100,000,000                      2,500
        100 -  250,000,000                      3,000
       Over    250,000,000                      4,000

In addition, each Fund pays all costs of external pricing services.


     In addition, the Transfer Agent is retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays the Transfer Agent a fee at the annual rate of .10% of the average value of its daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to $200,000,000 and .05% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $1,000 per month for each Fund. During the fiscal periods ended September 30, 1998 and 1997, the Transfer Agent received administrative fees of $46,066 and $19,090, respectively, from the GW&K Equity Fund and $28,882 and $13,305, respectively, from the GW&K Government Securities Fund.


ANNUAL REPORT
-------------


     The Funds' financial statements as of September 30, 1998, which have been audited by Arthur Andersen LLP, are attached to this Statement of Additional Information.

                                 G   The
                                 W   Gannett
                                 &   Welsh &
                                 K   Kotler
                                     Funds

--------------------------------------------------------------------------------
                                GW&K Equity Fund
--------------------------------------------------------------------------------
                         GW&K Government Securities Fund
--------------------------------------------------------------------------------

                                  Annual Report
                               September 30, 1998

Letter from the President                                       November 4, 1998
--------------------------------------------------------------------------------

Dear Shareholders,

Economic globalization has provided wonderful benefits to world economies such as heightened living standards and new avenues for growth; however, it has also created a new level of economic interdependence. Nations today are tied together as never before. This interdependence is defined not only by global trade for goods and services, but also by flows of capital from country to country. For example, when one country lacks capital, another country provides it in the form of loans or investment. This chain of financing and flow of capital has aided the rapid development of many economies and nations in recent years. Even here in the U.S., our persistent trade deficit is largely financed by the sale of Treasury securities to foreign nations like Japan.

For a myriad of reasons, including the economic and political turmoil in much of Southeast Asia, Russia, and Latin America, the confidence needed to maintain the orderly flow of capital has been upset and we find ourselves in a liquidity squeeze. Investors worldwide have sought the safety and liquidity of U.S. government securities, which have become the storage for world value since the gold standard was abandoned. As global investment shifted to Treasuries, almost all other securities were avoided, and in many cases sold. Few markets have sufficient liquidity to withstand such a unilateral mass exodus.

Just as confidence and liquidity factors have skewed the bond market toward Treasuries, they have caused a significant shift in our equity markets away from small capitalization companies. Outside the largest multinational corporations and banks, business appears healthy for the majority of medium and small sized U.S. companies. Their stock price declines are more symptomatic of a liquidity squeeze, not an earnings crisis. Smaller stocks are getting overlooked and sold irrespective of the fundamental strength of their businesses.

As painful as corrections are, they bring about positive changes by directing attention to the problems at hand. The world is now focusing on our global economic problems. Though these problems are not easily solved, this heightened attention will make the world's capital markets safer. Better that issues are resolved while our trading partners have a manageable impact on our domestic business, than years from now when globalization will create a higher degree of interdependency. While market corrections are an integral part of the investment process, we remain confident that fundamental research, the mainstay of our investment philosophy, is rewarded.

Gannett Welsh & Kotler's investment advisory business continues to grow at a steady pace, as do our mutual funds. As of September 30, 1998, the firm's total assets under management were approaching $2.7 billion, and the Equity and Government Securities Funds reached $47 million and $35 million, respectively. The Funds allow clients to access our management, exclusive of account size. We are committed to meeting the financial aspirations of all our clients.

Harold G. Kotler, CFA
President

GW&K Equity Fund
Letter to Shareholders                                          November 4, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The second annual report of the GW&K Equity Fund is coming to you reflecting a period of weakness in the stock market. Just as in past declines, there are many causes for the market weakness, and, we believe, more reasons for focusing on the long-term potential of well-run businesses. Declining stock prices create opportunities for investors to search out undervalued companies that will benefit from the inevitable rise in worldwide demand for goods and services by a population that is both increasing and growing wealthier.

At the end of the fiscal year the Fund's assets stood at $47 million, down from the peak of over $50 million in July, but ahead of the $37 million a year ago. Net inflows have continued, totaling $13 million for the past twelve months.

We have made a commitment to holding about half of the portfolio in a carefully selected group of smaller capitalization companies. Their sharp price declines created the large difference between the Fund's returns and those of the average growth and income fund. However, this same investment approach created the top quartile results that we reported to you in our March semi-annual report.

For the year ending September 30, 1998, the total return (price change and reinvested distributions) for the GW&K Equity Fund was -5.99%, which compares with 9.05% for the Standard & Poor's 500 Index and -18.90% for the Russell 2000 Index of smaller companies. This placed the Fund in the 76th percentile as measured against 715 growth and income funds tracked by Lipper Analytical Services whose average return was -1.08%. The Fund's entire decline occurred in the fourth quarter when the Fund was down 17.11%. This compares with the Lipper average of -12.47%, placing the Fund in the 90th percentile. When compared with the Morningstar growth and income funds, our percentile rankings were 93rd for the quarter and 80th for the past year.

Just as in past periods of uncertainty, small company stocks go down more than stocks of the larger "blue chip" companies. Importantly, over the long term, smaller companies' stocks have provided excellent returns, and most of their good performance comes during the sharp rebounds that follow market declines. While the recent past has been unsettling, we believe that continuing to hold smaller company stocks will enhance long-term results. We further believe that to react now to declining share prices by selling underperforming stocks to seek the apparent protection of larger companies would be an unwise maneuver.

GW&K Equity Fund
Letter to Shareholders (Continued)                              November 4, 1998
--------------------------------------------------------------------------------

Establishing a sound investment plan and consistently adhering to that plan irrespective of short-term trends is for us the correct approach. Our investment strategy provides diversification across the market capitalization spectrum. In the past we have done better than average among our growth and income peer group during rising markets, and have done best when small stocks lead the way.

In the midst of weak stock prices we realized losses in a few positions. We did this by selling some stocks, with the intention of repurchasing them, and by doubling up on others, waiting for the appropriate time to sell the higher cost shares. For this reason, some holdings in the Portfolio of Investments may appear to be out of line with others. We executed these trades to offset the significant gains we had taken much earlier in the fiscal year. As a result, the Fund will not pay a capital gain distribution to shareholders this year. In December, you will receive the net income distribution.

Periods of uncertainty and reduced investor confidence occur more often than we realize. Stocks have declined 15% or more many times since the 1950's. Each time it looks like new and more intractable problems will derail stocks' favorable performance. While we do not have a crystal ball, we believe that the odds favor continued good performance from well-researched stock portfolios. We remain committed to investing in a diverse group of companies.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K Government Securities Fund
Letter to Shareholders                                          November 4, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the fiscal year ending September 30, 1998. Assets have grown to $35 million from $24 million as of September 30, 1997. This growth came from both an increase in the number of Fund shareholders as well as from an increased allocation to the Fund by existing shareholders.

The interest rate backdrop for this past fiscal year was one of dramatic rate declines. The yield on the 10-year Treasury bond, a benchmark for fixed rate mortgage pricing, dropped by 170 basis points from 6.1% on September 30, 1997, to 4.4% on September 30, 1998. Coupled with this drop in rates, employment in the U.S. was strong, consumer confidence was high, housing values appreciated across much of the country, and new housing starts surged. This environment made it easier for consumers to refinance an existing mortgage or to pay off an existing mortgage and relocate. Consequently, prepayment rates for mortgage-backed securities rose. Although the GW&K Fund purchases only seasoned pools, we did not escape the prepayment wave. The NAV of the Fund dropped over the twelve-month period, reflecting not only the effects of the accelerating rate of principal paydowns, but also the impact of significant spread widening in the valuation of mortgage-backed securities. As a result, the total performance of the fund was 5.1% for the year, versus 7.9% for the Lehman U.S. Government 1-3 Year Index. However, we were able to maintain the dividend distribution rate on the Fund close to 6.0%, consistent with our objective for good current income flow.

We believe that there are now significant opportunities in this market sector as the flight to the U.S. Treasury market has enabled us to purchase mortgage-backed pools at significant yield premiums to comparable Treasury notes. Our strategy will continue to be one of diversification within the seasoned premium mortgage-backed sector and we will continue to buy pools that should deliver strong relative value based on our research.

Sincerely,

Jeanne M. Skettino, CFA
GW&K Government Securities Fund
Portfolio Manager

                                GW&K Equity Fund

          Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the Russell 2000
                          Index and the S&P 500 Index.

--------------------------------------------------------------------------------
                                             Sept 98
                                             -------
GW&K Equity Fund                             $26,308
S&P 500 Index                                $31,289
Russell 2000 Index                           $23,478

--------------------------------------------------------------------------------
                                GW&K Equity Fund
                          Average Annual Total Return

                      1 Year    5 Years   From Inception*
                      (5.99)%    14.20%       14.45%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

* Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such peirods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.


                        GW&K Government Securities Fund

        Comparision of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the
                     Lehman 1-3 Year Government Bond Index.

--------------------------------------------------------------------------------
                                             Sept 98
                                             -------
GW&K Government Securities Fund              $11,294
Lehman 1-3 Year Government Bond Index        $11,324
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
                          Average Annual Total Return

                           1 Year    Since Inception
                            5.07%         7.04%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

           *Initial public offering of shares was December 16, 1996.

The Gannett Welsh & Kotler Funds
Statements of Assets and Liabilities
September 30, 1998
==========================================================================================================
                                                                                                  GW&K
                                                                                  GW&K         GOVERNMENT
                                                                                 EQUITY        SECURITIES
                                                                                  FUND            FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ....................................................    $ 40,518,443     $ 34,691,473
                                                                             ============     ============
   At market value (Note 2) .............................................    $ 46,953,669     $ 34,861,098
Cash ....................................................................          34,720            1,189
Dividends and interest receivable .......................................          61,219          340,476
Receivable for capital shares sold ......................................          53,691          260,000
Receivable for securities sold ..........................................         132,819               --
Receivable for principal paydowns .......................................              --          190,591
Organization expenses, net (Note 2) .....................................          21,217           21,217
Other assets ............................................................           3,738            4,601
                                                                             ------------     ------------
   TOTAL ASSETS .........................................................      47,261,073       35,679,172
                                                                             ------------     ------------
LIABILITIES
Dividends payable to shareholders .......................................              --           29,395
Payable for capital shares redeemed .....................................             350            3,000
Payable for securities purchased ........................................              --          284,377
Payable to affiliates (Note 4) ..........................................          56,564           35,269
Other accrued expenses and liabilities ..................................          20,506           15,060
                                                                             ------------     ------------
   TOTAL LIABILITIES ....................................................          77,420          367,101
                                                                             ------------     ------------
NET ASSETS ..............................................................    $ 47,183,653     $ 35,312,071
                                                                             ============     ============
Net assets consist of:
Paid-in capital .........................................................    $ 40,837,585     $ 35,308,773
Undistributed net investment income .....................................          77,789          129,733
Accumulated net realized losses from security transactions ..............        (166,947)        (296,060)
Net unrealized appreciation on investments (Note 1) .....................       6,435,226          169,625
                                                                             ------------     ------------
Net assets ..............................................................    $ 47,183,653     $ 35,312,071
                                                                             ============     ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ...........................       4,327,356        3,489,898
                                                                             ============     ============

Net asset value, offering price and redemption price per share (Note 1) .    $      10.90     $      10.12
                                                                             ============     ============

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Statements of Operations
For the Year Ended September 30, 1998
===================================================================================================
                                                                                            GW&K
                                                                            GW&K         GOVERNMENT
                                                                           EQUITY        SECURITIES
                                                                            FUND            FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................    $        --     $ 1,828,212
   Dividends .......................................................        698,574          24,823
                                                                        -----------     -----------
     TOTAL INVESTMENT INCOME .......................................        698,574       1,853,035
                                                                        -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ...............................        459,880         216,824
   Administration fees (Note 4) ....................................         46,066          28,882
   Accounting services fees (Note 4) ...............................         26,000          24,000
   Custodian fees ..................................................         24,186          16,055
   Pricing fees ....................................................          1,205          27,562
   Professional fees ...............................................         12,787          12,787
   Insurance expense ...............................................         15,131           9,371
   Transfer agent fees (Note 4) ....................................         12,000          12,000
   Trustees' fees and expenses .....................................         11,328          11,328
   Registration fees ...............................................         10,907           9,467
   Distribution expenses (Note 4) ..................................          9,345           8,127
   Reports to shareholders .........................................          9,162           6,281
   Organization expenses (Note 2) ..................................          6,700           6,700
   Postage and supplies ............................................          5,152           3,715
                                                                        -----------     -----------
     TOTAL EXPENSES ................................................        649,849         393,099
   Fees waived by the Adviser (Note 4) .............................        (75,000)       (104,000)
                                                                        -----------     -----------
     NET EXPENSES ..................................................        574,849         289,099
                                                                        -----------     -----------

NET INVESTMENT INCOME ..............................................        123,725       1,563,936
                                                                        -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from security transactions ..........      2,930,429         (31,710)
   Net change in unrealized appreciation/depreciation on investments     (6,560,514)       (133,913)
                                                                        -----------     -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................     (3,630,085)       (165,623)
                                                                        -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............    $(3,506,360)    $ 1,398,313
                                                                        ===========     ===========

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Statements of Changes in Net Assets
For the Periods Ended September 30, 1998 and 1997
=============================================================================================================================
                                                                         GW&K                               GW&K
                                                                      EQUITY FUND                GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR           PERIOD             YEAR            PERIOD
                                                                 ENDED            ENDED            ENDED             ENDED
                                                                SEPT. 30,       SEPT. 30,         SEPT. 30,        SEPT. 30,
                                                                  1998           1997(A)            1998            1997(A)
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................................    $    123,725     $     94,608     $  1,563,936     $    985,602
   Net realized gains (losses) from security transactions        2,930,429          694,978          (31,710)          42,296
   Net change in unrealized appreciation/depreciation
     on investments ......................................      (6,560,514)       6,776,858         (133,913)         303,538
                                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ....      (3,506,360)       7,566,444        1,398,313        1,331,436
                                                              ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ..................        (140,544)              --       (1,563,936)        (985,602)
   Distributions in excess of net investment income ......              --               --         (134,858)              --
   Distributions from net realized gains .................      (3,792,354)              --          (42,055)              --
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions to shareholders       (3,932,898)              --       (1,740,849)        (985,602)
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .............................      15,867,029       30,589,751       13,536,142       25,204,381
   Net asset value of shares issued in
     reinvestment of distributions to shareholders .......       3,902,989               --        1,393,399          686,801
   Payments for shares redeemed ..........................      (2,493,861)        (809,441)      (4,129,661)      (1,382,289)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from capital share transactions      17,276,157       29,780,310       10,799,880       24,508,893
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       9,836,899       37,346,754       10,457,344       24,854,727

NET ASSETS:
   Beginning of period ...................................      37,346,754               --       24,854,727               --
                                                              ------------     ------------     ------------     ------------
   End of period .........................................    $ 47,183,653     $ 37,346,754     $ 35,312,071     $ 24,854,727
                                                              ============     ============     ============     ============
UNDISTRIBUTED NET
   INVESTMENT INCOME .....................................    $     77,789     $     94,608     $    129,733     $         --
                                                              ============     ============     ============     ============
NUMBER OF SHARES:
   Sold ..................................................       1,290,520        2,962,639        1,330,599        2,497,150
   Reinvested ............................................         354,791               --          136,897           67,615
   Redeemed ..............................................        (206,950)         (73,644)        (406,243)        (136,120)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................       1,438,361        2,888,995        1,061,253        2,428,645
   Shares outstanding, beginning of period ...............       2,888,995               --        2,428,645               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................       4,327,356        2,888,995        3,489,898        2,428,645
                                                              ============     ============     ============     ============

(A) Represents the period from the commencement of operations (October 17, 1996) through September 30, 1997.

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Financial Highlights
For the Periods Ended September 30, 1998 and 1997
=======================================================================================================================
                                                                     GW&K                               GW&K
                                                                  EQUITY FUND                GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------
                                                              YEAR           PERIOD             YEAR           PERIOD
                                                             ENDED            ENDED            ENDED            ENDED
                                                            SEPT. 30,       SEPT. 30,         SEPT. 30,       SEPT. 30,
                                                              1998           1997(A)            1998           1997(B)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
   EACH PERIOD:
   Net asset value at beginning of period .............    $    12.93      $    10.00        $    10.23      $    10.00
                                                           ----------      ----------        ----------      ----------
   Income from investment operations:
     Net investment income ............................          0.03            0.03              0.56            0.50
     Net realized and unrealized gains (losses)
      on investments ..................................         (0.80)           2.90             (0.05)           0.23
                                                           ----------      ----------        ----------      ----------
   Total from investment operations ...................         (0.77)           2.93              0.51            0.73
                                                           ----------      ----------        ----------      ----------
   Less distributions:
     Dividends from net investment income .............         (0.04)             --             (0.56)          (0.50)
     Distributions in excess of net investment income .            --              --             (0.04)             --
     Distributions from net realized gains ............         (1.22)             --             (0.02)             --
                                                           ----------      ----------        ----------      ----------
   Total distributions ................................         (1.26)             --             (0.62)          (0.50)
                                                           ----------      ----------        ----------      ----------

   Net asset value at end of period ...................    $    10.90      $    12.93        $    10.12      $    10.23
                                                           ==========      ==========        ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

   Total return .......................................        (5.99%)         29.30%(E)          5.07%           7.50%(E)
                                                           ==========      ==========        ==========      ==========

   Net assets at end of period (000's) ................    $   47,184      $   37,347        $   35,312      $   24,855
                                                           ==========      ==========        ==========      ==========

   Ratio of net expenses to average net assets(C) .....         1.25%           1.25%(D)          1.00%           0.97%(D)

   Ratio of net investment income to average net assets         0.27%           0.43%(D)          5.40%           6.19%(D)

   Portfolio turnover rate ............................           30%             13%(D)            37%             44%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(C) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.41% and 1.51%(D) for the periods ended September 30, 1998 and 1997, respectively, for the Equity Fund, and 1.36% and 1.47%(D) for the periods ended September 30, 1998 and 1997, respectively, for the Government Securities Fund.

(D)  Annualized.

(E)  Not annualized.

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Notes to Financial Statements
September 30, 1998
================================================================================

1.   ORGANIZATION

The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1998:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                    GW&K            GOVERNMENT
                                                   EQUITY           SECURITIES
                                                    FUND               FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ............      $ 11,018,793       $    223,610
Gross unrealized depreciation ............        (4,639,393)           (53,985)
                                                ------------       ------------
Net unrealized appreciation ..............      $  6,379,400       $    169,625
                                                ============       ============

Federal income tax cost ..................      $ 40,574,269       $ 34,691,473
                                                ============       ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1998, the GW&K Equity Fund and the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $111,490 and $296,060, respectively, none of which expire prior to September 30, 2006. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

Reclassification of capital accounts -- As of September 30, 1998, the GW&K Government Securities Fund reclassified $264,591 from accumulated net realized losses to undistributed net investment income. This reclassification, which was the result of permanent differences between financial statement and income tax reporting requirements pertaining to the treatment of losses on mortgage-backed security prepayments, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended September 30, 1998, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $24,778,498 and $13,277,071, for the GW&K Equity Fund and $21,905,001 and $10,544,077, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES

The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and the GW&K Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the year ended September 30, 1998, the Adviser voluntarily waived advisory fees of $75,000 and $104,000, respectively.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administration Agreement, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, CFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K Equity Fund
Portfolio of Investments
September 30, 1998
================================================================================
                                                                       Market
      Shares   COMMON STOCKS --  94.9%                                  Value
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 3.6%
      40,000   Huntco, Inc. - Class A .....................         $    280,000
       8,000   Ionics, Inc.* ..............................              212,000
      75,000   Universal Forest Products, Inc. ............            1,190,625
                                                                    ------------
                                                                    $  1,682,625
                                                                    ------------
               CONSUMER, CYCLICAL -- 10.9%
      30,000   Career Blazers, Inc.*+ .....................         $    195,000
      80,000   DeVry, Inc.* ...............................            1,875,000
      45,800   Extended Stay America, Inc.* ...............              366,400
      16,000   May Department Stores Company ..............              824,000
      20,000   Sears Roebuck & Co. ........................              883,750
      70,000   Standard-Pacific Corp. .....................              988,750
                                                                    ------------
                                                                    $  5,132,900
                                                                    ------------
               CONSUMER, NON-CYCLICAL -- 18.7%
      44,000   Chiron Corp.* ..............................         $    874,500
      16,000   General Mills, Inc. ........................            1,120,000
      43,000   First Health Group Corp.* ..................            1,042,750
       8,500   Merck & Co., Inc. ..........................            1,101,281
      38,000   NCO Group, Inc.* ...........................            1,056,875
      34,000   Panamerican Beverages, Inc. ................              605,625
      29,000   PepsiCo, Inc. ..............................              853,688
      10,000   Pfizer, Inc. ...............................            1,059,375
      33,000   Sunrise Assisted Living, Inc.* .............            1,132,313
                                                                    ------------
                                                                    $  8,846,407
                                                                    ------------
               ENERGY -- 9.6%
      35,972   AES Corp.* .................................         $  1,333,212
      57,000   Questar Corp. ..............................            1,097,250
      22,000   Royal Dutch Petroleum Company ..............            1,047,750
      21,240   Schlumberger Ltd. ..........................            1,068,637
                                                                    ------------
                                                                    $  4,546,849
                                                                    ------------
               FINANCIAL  SERVICES -- 14.7%
      80,000   Berkshire Realty Company, Inc. .............         $    835,000
      30,000   Boston Properties, Inc. ....................              855,000
      23,000   Capital One Financial Corp. ................            2,380,500
       6,000   Citigroup, Inc. ............................              557,625
      70,000   CRIIMI MAE, Inc. ...........................              616,875
       3,800   General Re Corp. ...........................              771,400
      17,000   MBIA, Inc. .................................              912,688
                                                                    ------------
                                                                    $  6,929,088
                                                                    ------------

GW&K Equity Fund
Portfolio of Investments (continued)
================================================================================
                                                                       Market
      Shares   COMMON STOCK -- 94.9%                                    Value
--------------------------------------------------------------------------------
               INDUSTRIAL -- 8.2%
      13,000   Boeing Company .............................         $    446,063
      14,000   General Electric Company ...................            1,113,875
      18,000   General Motors Corp. - Class H .............              662,625
      46,100   Republic Industries, Inc.* .................              671,331
      40,425   United Rentals, Inc.* ......................              967,673
                                                                    ------------
                                                                    $  3,861,567
                                                                    ------------
               TECHNOLOGY -- 14.6%
      88,100   Brightpoint, Inc.* .........................         $    677,269
      41,000   Cognex Corp.* ..............................              476,625
      23,000   Lernout & Hauspie Speech Products N.V.* ....              924,312
      73,000   Mastech Corp.* .............................            1,756,563
      36,000   Oracle Corp.* ..............................            1,048,500
      57,000   SDL, Inc.* .................................              712,500
      15,000   Xerox Corp. ................................            1,271,250
                                                                    ------------
                                                                    $  6,867,019
                                                                    ------------
               UTILITIES -- 14.6%
      15,000   AT&T Corp. .................................         $    876,562
      22,000   Enron Corp. ................................            1,161,875
      20,000   GTE Corp. ..................................            1,100,000
      40,000   Houston Industries, Inc. ...................            1,245,000
      25,000   Northern Telecom Ltd. ......................              800,000
      35,000   MCI WorldCom, Inc.* ........................            1,710,625
                                                                    ------------
                                                                    $  6,894,062
                                                                    ------------

               TOTAL COMMON STOCKS ........................         $ 44,760,517
               (Cost $38,325,291)                                   ------------

================================================================================
                                                                       Market
      Shares   CASH EQUIVALENTS -- 4.6%                                 Value
--------------------------------------------------------------------------------
   2,193,152   Merrimac Cash Fund - Institutional Class ...         $  2,193,152
               (Cost $2,193,152)                                    ------------

               TOTAL INVESTMENT SECURITIES --  99.5% ......         $ 46,953,669
               (Cost $40,518,443)

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%             229,984
                                                                    ------------

               NET ASSETS-- 100.0% ........................         $ 47,183,653
                                                                    ============

 * Non-income producing security.
 + Restricted security.

See accompanying notes to financial statements.

GW&K Government Securities Fund
Portfolio of Investments
September 30, 1998
============================================================================================================
      Par                                                                                           Market
     Value     MORTGAGE-BACKED SECURITIES-- 96.3%                                                    Value
------------------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 39.9%
 $    298,964  7.50%, 02/01/22................................................................   $   310,084
      247,783  8.00%, 11/01/10................................................................       254,521
      447,909  8.25%, 06/01/17................................................................       465,826
      872,144  8.50%, 03/01/08 thru 09/01/17..................................................       908,046
      998,559  8.75%, 10/01/08 thru 10/01/17..................................................     1,044,268
      812,906  9.00%, 06/01/08 thru 07/01/18..................................................       859,034
    1,851,238  9.25%, 10/01/08 thru 12/01/10..................................................     1,968,207
      983,800  9.50%, 03/01/09 thru 02/01/21..................................................     1,058,930
    2,036,209  9.75%, 04/01/08 thru 02/01/18..................................................     2,198,009
    1,176,085  10.00%, 01/01/01 thru 10/01/20.................................................     1,284,391
    1,676,563  10.25%, 04/01/09 thru 09/01/12.................................................     1,822,605
      224,845  10.50%, 06/01/00 thru 10/01/19.................................................       243,723
      233,716  10.75%, 07/01/10...............................................................       255,263
      895,118  11.00%, 12/01/00 thru 01/01/19.................................................       984,988
       41,874  11.25%, 09/01/09 thru 11/01/13.................................................        46,768
      172,810  11.50%, 09/01/11 thru 06/01/19.................................................       193,810
       46,444  11.75%, 02/01/11 thru 07/01/13.................................................        52,489
      118,543  12.50%, 01/01/10 thru 05/01/15.................................................       134,759
 ------------                                                                                    -----------
 $ 13,135,510  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................................   $14,085,721
 ------------  (Amortized Cost $14,032,121)                                                      -----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.3%
 $    402,702  7.50%, 02/01/14................................................................   $   413,776
      329,937  8.00%, 08/01/19................................................................       343,560
    1,277,657  8.50%, 12/01/08 thru 03/01/22..................................................     1,335,560
      655,362  8.75%, 08/01/07 thru 08/01/17..................................................       687,217
      376,388  9.00%, 06/01/10................................................................       394,384
      215,980  9.25%, 12/01/15................................................................       231,401
      599,614  9.50%, 02/01/11 thru 07/01/17..................................................       646,375
      110,204  9.75%, 05/01/09................................................................       118,934
    3,162,726  10.00%, 11/01/00 thru 02/01/21.................................................     3,439,819
       74,811  10.25%, 05/01/09 thru 03/01/16.................................................        82,201
      452,852  10.50%, 08/01/00 thru 09/01/20.................................................       494,916
       71,370  10.75%, 09/01/09 thru 03/01/14.................................................        79,820
      361,609  11.00%, 10/01/11 thru 07/01/15.................................................       388,975
       16,865  11.25%, 10/01/15...............................................................        19,010
      192,028  11.50%, 05/01/19...............................................................       217,472
      256,115  11.75%, 04/01/12 thru 02/01/14.................................................       292,202
       47,768  12.00%, 03/01/13 thru 07/01/13.................................................        54,910
       28,667  12.25%, 05/01/10 thru 06/01/15.................................................        32,912
 ------------                                                                                    -----------
 $  8,632,655  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................................   $ 9,273,444
 ------------  (Amortized Cost $9,245,899)                                                       -----------

GW&K Government Securities Fund
Portfolio of Investments (Continued)
============================================================================================================
      Par                                                                                           Market
     Value     MORTGAGE-BACKED SECURITIES-- 96.3% (CONTINUED)                                        Value
------------------------------------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 30.0%
 $    501,794  7.00%, 05/15/23................................................................   $   517,069
      209,443  8.75%, 11/15/08................................................................       222,330
      725,908  9.00%, 11/15/19 thru 06/15/21..................................................       776,577
    1,304,043  9.50%, 06/15/09 thru 08/20/19..................................................     1,411,007
        6,234  9.75%, 12/15/00 thru 01/15/01..................................................         6,407
    3,178,208  10.00%, 10/15/00 thru 10/15/21.................................................     3,486,944
       15,783  10.25%, 05/15/99 thru 02/15/01.................................................        16,239
      973,230  10.50%, 02/20/05 thru 10/20/19.................................................     1,079,566
      427,865  11.00%, 12/15/09 thru 01/15/16.................................................       480,187
        7,003  11.25%, 04/15/01...............................................................         7,321
    1,911,982  11.50%, 03/15/10 thru 08/20/19.................................................     2,179,784
      213,336  11.75%, 05/15/04 thru 08/15/13.................................................       238,190
       16,211  12.00%, 08/15/13 thru 09/15/14.................................................        18,806
      143,526  13.00%, 01/15/11 thru 01/15/15.................................................       168,682
 ------------                                                                                    -----------
 $  9,634,566  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ................................   $10,609,109
 ------------  (Amortized Cost $10,542,868)                                                      -----------

               OTHER MORTGAGE-BACKED SECURITIES -- 0.1%
 $     45,931  Arkansas Development Finance Authority REMIC # 93-C, 8.20%, 02/15/14...........   $    48,062
 ------------  (Amortized Cost $46,972)                                                          -----------

 $ 31,448,662  TOTAL MORTGAGE-BACKED SECURITIES ..............................................   $34,016,336
 ============  (Amortized Cost $33,867,860)                                                      -----------

============================================================================================================
      Par                                                                                           Market
     Value     MUNICIPAL OBLIGATIONS-- 1.7%                                                          Value
------------------------------------------------------------------------------------------------------------
 $    300,000  Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01...................................   $   325,830
      250,000  Mississippi Housing Rev. Bond, 9.15%, 09/15/14 ................................       272,650
 ------------                                                                                    -----------
 $    550,000  TOTAL MUNICIPAL OBLIGATIONS ...................................................   $   598,480
 ============  (Amortized Cost $577,331)                                                         -----------

============================================================================================================
                                                                                                     Market
    Shares     CASH EQUIVALENTS -- 0.7%                                                               Value
------------------------------------------------------------------------------------------------------------
     246,282   Merrimac Cash Fund - Institutional Class ......................................   $   246,282
               (Amortized Cost $246,282)                                                         -----------

               TOTAL INVESTMENT SECURITIES-- 98.7% ...........................................   $34,861,098
               (Amortized Cost $34,691,473)

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ..................................       450,973
                                                                                                 -----------

               NET ASSETS-- 100.0% ...........................................................   $35,312,071
                                                                                                 ===========

See accompanying notes to financial statements.

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP

To the Shareholders and Board of Trustees of The Gannett, Welsh & Kotler Funds:

We have audited the statements of assets and liabilities, including the portfolio of investments, of The Gannett, Welsh & Kotler Funds (a Massachusetts business trust) (comprising, respectively, the GW&K Government Securities Fund and the GW&K Equity Fund), as of September 30, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Gannett, Welsh & Kotler Funds as of September 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
October 30, 1998

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free)  888-GWK-FUND
                        (888-495-3863)

                        THE GANNETT WELSH & KOTLER FUNDS
                        --------------------------------

PART C.   OTHER INFORMATION
          -----------------

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------


     (a)  (i)  Financial Statements included in Part A:

               Financial Highlights for the Periods Ended
               September 30, 1998 and 1997

          (ii) Financial Statements included in Part B:

               Statements of Assets & Liabilities,
               September 30, 1998

               Statements of Operations for the Year Ended
               September 30, 1998

               Statements of Changes in Net Assets for the Periods Ended September 30, 1998 and 1997

               Financial Highlights for the Periods Ended
               September 30, 1998 and 1997

               Notes to Financial Statements, September 30, 1998

               Portfolios of Investments, September 30, 1998

     (b)  Exhibits

          (1)  (i)  Agreement and Declaration of Trust*

               (ii) Amendment No. 1 to Agreement & Declaration of Trust*

          (2)       Bylaws*

          (3)       Inapplicable

          (4)       Inapplicable

          (5)       Advisory Agreement with Gannett Welsh & Kotler, Inc.*

          (6)       Inapplicable

          (7)       Inapplicable

          (8)       Custody Agreement with Investors Bank & Trust Company*

          (9) (i)   Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

              (ii)  Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

              (iii) Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement with Countrywide Fund Services, Inc.*

          (10)      Opinion and Consent of Counsel*

          (11)      Consent of Independent Public Accountants

          (12)      Inapplicable

          (13)(i)   Agreement Relating to Initial Capital with Harold G. Kotler*

              (ii)  Agreement Relating to Initial Capital with Edward B. White*

          (14)      Inapplicable

          (15)      Plan of Distribution Pursuant to Rule 12b-1*

          (16)      Computation for Performance Quotations*

          (17)(i)   Financial Data Schedule for the GW&K Equity Fund

              (ii)  Financial Data Schedule for the GW&K  Government  Securities
                    Fund

          (18)      Inapplicable


--------------------------------------

*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.

Item 25.  Persons Controlled by or Under Common Control with Registrant
--------  -------------------------------------------------------------

          None

Item 26.  Number of Holders of Securities
--------  -------------------------------


          Set forth below are the number of record holders, as of October 31, 1998, of the shares of beneficial interest of the Registrant.

                                                        Number of
          Title of Class                              Record Holders
          --------------                              --------------

          GW&K Equity Fund                                  283

          GW&K Government Securities Fund                    69

Item 27.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (disabling conduct). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy will provide coverage to the Registrant, its Trustees and officers, and Gannett Welsh & Kotler, Inc. (the "Adviser"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

               The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Advisory Agreement or breach of its duty or of its obligations under the Advisory Agreement.

Item 28.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a) The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1974. The Adviser was the investment adviser to the GW&K Equity Fund, L.P., the predecessor entity to the GW&K Equity Fund.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:


               (i)  Harold G. Kotler - A Principal and President of the Adviser.

                    President of the Registrant. Formerly, a Principal and the President of GSD, Inc., the General Partner of the GW&K Equity Fund, L.P., the predecessor entity to the GW&K Equity Fund.

              (ii) Benjamin H. Gannett - A Principal and Executive Vice President and Treasurer of the Adviser.

                    Treasurer of the Registrant. Formerly, a Principal of GSD, Inc.

             (iii) Edward B. White - A Principal and Senior Vice President of the Adviser.

                    Formerly, a Principal of GSD, Inc.

              (iv) Nancy G. Angell - A Principal and Senior Vice President of the Adviser.

               (v) Jeanne M. Skettino, CFA - A Principal and Senior Vice President of the Adviser.

              (vi)  Jackson O. Welsh - Senior Vice President of the Adviser.

             (vii)  Thomas F. X. Powers - Senior Vice President of the Adviser.

            (viii)  Thomas J. Duff, CFA - Vice President of the Adviser.

              (ix)  John B. Fox - Vice President of the Adviser.

               (x)  Karen Brack Gadbois, CFA - Vice President of the Adviser.

              (xi)  James W. Karamourtopoulos - Vice President of the Adviser.

             (xii)  Janet M. Owens - Vice President of the Adviser.

            (xiii)  T. Williams Roberts, III - Vice President of the Adviser.

             (xiv)  Kristen E. Stewart - Vice President of the Adviser.


Item 29.  Principal Underwriters
--------  ----------------------

          (a)  Inapplicable

          (b)  Inapplicable

          (c)  Inapplicable

Item 30.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 222 Berkeley Street, Boston, Massachusetts 02116 as well as at the offices of the Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 31.  Management Services Not Discussed in Parts A or B
--------  -------------------------------------------------

          Inapplicable

Item 32.  Undertakings
--------  ------------

          (a)  Inapplicable

          (b)  Inapplicable

          (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant undertakes to call a meeting of shareholders, if requested to do so by holders of at least 10% of the Fund's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 30th day of November, 1998.

                                        THE GANNETT WELSH & KOTLER FUNDS

                                        By:/s/ Harold G. Kotler
                                           -----------------------------
                                           Harold G. Kotler
                                           President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Signature                            Title              Date
   ---------                            -----              ----

/s/ Harold G. Kotler                    President          November 30, 1998
------------------------------          and Trustee
Harold G. Kotler

/s/ Benjamin H. Gannett                 Treasurer          November 30, 1998
------------------------------          and Trustee
Benjamin H. Gannett


------------------------------          Trustee
Arlene Zoe-Aponte Gonzalez*


------------------------------          Trustee            By:/s/Tina D. Hosking
Morton S. Grossman*                                           ------------------
                                                              Tina D. Hosking
                                                              Attorney-in-Fact*
------------------------------          Trustee               November 30, 1998
Timothy P. Neher*


------------------------------          Trustee
Josiah A. Spaulding, Jr.*


------------------------------          Trustee
Allan Tofias*

                                INDEX TO EXHIBITS

(1) (i)        Agreement and Declaration of Trust*

    (ii)       Amendment No. 1 to Agreement & Declaration of Trust*

(2)            Bylaws*

(3)            Inapplicable

(4)            Inapplicable

(5)            Advisory Agreement*

(6)            Inapplicable

(7)            Inapplicable

(8)            Custody Agreement*

(9) (i)        Administration Agreement*

(9) (ii)       Accounting Services Agreement*

(9) (iii)      Transfer, Dividend Disbursing, Shareholder
               Service and Plan Agency Agreement*

(10)           Opinion and Consent of Counsel*

(11)           Consent of Independent Public Accountants

(12)           Inapplicable

(13)(i)        Agreement Relating to Initial Capital*

    (ii)       Agreement Relating to Initial Capital*

(14)           Inapplicable

(15)           Plan of Distribution Pursuant to Rule 12b-1*

(16)           Computation for Performance Quotations*

(17)(i)        Financial Data Schedule for the GW&K Equity Fund

    (ii)       Financial Data Schedule for the GW&K Government
               Securities Fund

(18)           Inapplicable

----------------------------

*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.